                                                                EXHIBIT (A)(2)

                            LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                             STARRETT CORPORATION
                                      AT
                             $12.25 NET PER SHARE
                      PURSUANT TO THE OFFER TO PURCHASE
                            DATED OCTOBER 23, 1997
                                      BY
                           STARTT ACQUISITION, INC.
                          A WHOLLY-OWNED SUBSIDIARY
                                      OF
                           STARTT ACQUISITION, LLC

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
          TIME, ON NOVEMBER 20, 1997, UNLESS THE OFFER IS EXTENDED.

   This Letter of Transmittal, certificates for shares of the Common Stock, par value $1.00 per share, of Starrett Corporation ("Shares") and any other required documents should be sent or delivered by each shareholder of the Company or his broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:
                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

              By Hand:                   By Overnight Courier:                   By Mail:
      120 Broadway -13th Floor           Mail Drop Reorg. Dept.               P.O. Box 3301
         New York, NY 10271                85 Challenger Road           South Hackensack, NJ 07606
  Attn: Reorganization Department      Ridgefield Park, NJ 07660     Attn: Reorganization Department

                              Other information
                                 By Facsimile
                      (for eligible institutions only):
                                (201) 329-8936
                     Confirm facsimile by telephone only:
                                (201) 296-4860

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                          DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)         SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
     ON SHARE CERTIFICATE(S) AND SHARE(S) TENDERED)                (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL NUMBER
                                                                 SHARE             OF SHARES           NUMBER
                                                              CERTIFICATE         REPRESENTED         OF SHARES
                                                               NUMBER(S)*       BY CERTIFICATES*     TENDERED**
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------
                                                              TOTAL SHARES:
------------------------------------------------------------------------------------------------------------------
*  Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
------------------------------------------------------------------------------------------------------------------

   This Letter of Transmittal is to be completed by shareholders of Starrett Corporation either if certificates are to be forwarded herewith or if delivery is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase (as defined below).

   Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

 [ ] CHECK HERE, IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES, AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
     ------------------------------------------------------------------------

     Check Box of Book-Entry Transfer Facility (Check one):
         [ ] The Depository Trust Company
         [ ] Philadelphia Depository Trust Company

     Account Number:
     ------------------------------------------------------------------------

     Transaction Code Number:
     ------------------------------------------------------------------------

 [ ] CHECK HERE, IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF, AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):
     ------------------------------------------------------------------------

     Window Ticket Number (if any):
     ------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
     ------------------------------------------------------------------------

     Name of Institution that Guaranteed Delivery:
     ------------------------------------------------------------------------

     Check Box of Book-Entry Transfer Facility if Delivered by Book-Entry Transfer (check one):
         [ ] The Depository Trust Company
         [ ] Philadelphia Depository Trust Company

     Account Number (if delivered by Book-Entry Transfer):
     ------------------------------------------------------------------------

     Transaction Code Number:
     ------------------------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Startt Acquisition, Inc., a New York corporation ("Purchaser") and a wholly-owned subsidiary of Startt Acquisition, LLC, a Delaware limited liability company ("Parent"), the above-described shares of Common Stock, par value $1.00 per share (collectively, the "Shares"), of Starrett Corporation, a New York corporation (the "Company"), at a price of $12.25 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 23, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time to Parent or one or more direct or indirect wholly-owned subsidiaries of Parent, the right to purchase Shares tendered pursuant to the Offer.

   Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and all other Shares or other securities or property issued or issuable in respect thereof on or after October 23, 1997 (such other Shares, securities or property other than the Shares being referred to herein as the "Other Securities") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Other Securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates evidencing such Shares and all Other Securities, or transfer ownership of such Shares and all Other Securities on the account books maintained by any of the Book-Entry Transfer Facilities, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares and all Other Securities for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Other Securities, all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints Jonathan I. Mayblum and Martin
J. Sumner, and each of them or any other designees of Parent or Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights, including to exercise such voting and other rights as each such attorney and proxy or his (or her) substitute shall, in his (or her) sole discretion, deem proper, and otherwise act (including pursuant to written consent), with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser (and any and all Other Securities issued or issuable in respect thereof on or after October 23, 1997), which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), or written consent in lieu of such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior proxies and consents granted by the undersigned with respect to such Shares (and all Shares and other securities issued in Other Securities in respect of such Shares), and no subsequent proxy or power of attorney or written consent shall be given (and if given or executed, shall be deemed not to be effective) with respect thereto by the undersigned. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting and other rights with respect to such Shares (including voting at any meeting of shareholders then scheduled or acting by written consent without a meeting).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Other Securities, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Other Securities will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Other Securities. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser all Other Securities in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof Purchaser shall be entitled to all rights and privileges as owner of such Other Securities and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such Share Certificates to, the person or persons so indicated. Shareholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at DTC or PDTC as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Share from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

 Issue  [ ] Check and/or  [ ] Certificate(s) to:

 Name(s)
 ----------------------------------------------------------------------------
                                (PLEASE PRINT)

 ----------------------------------------------------------------------------

 Address
 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

 ----------------------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

                        SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5 AND 7)

 To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

 Mail  [ ] Check and/or  [ ] Certificate(s) to:

 Name(s)
 ----------------------------------------------------------------------------
                                (PLEASE PRINT)

 ----------------------------------------------------------------------------

 Address
 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

 [ ] CHECK HERE IF ANY OF THE SHARE CERTIFICATES THAT YOU OWN AND WISH TO
     TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 11.)

     Number of Shares represented by lost, destroyed or stolen certificates:

                            SHAREHOLDERS SIGN HERE
                     (ALSO COMPLETE SUBSTITUTE FORM W-9)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                        SIGNATURE(S) OF SHAREHOLDER(S)

(Must be signed by registered holder(s) as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

PLEASE PRINT OR TYPE

Dated:           , 1997

Name(s):
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                            (Please Print or Type)

Capacity (Full Title)
----------------------------------------------------------------------------

Address
----------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and
Telephone Number (Home)
----------------------------------------------------------------------------

Area Code and
Telephone Number (Business)
----------------------------------------------------------------------------

Tax Identification or
Social Security Number
----------------------------------------------------------------------------
                     (Complete Substitute Form W-9 Below)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
----------------------------------------------------------------------------

Name
----------------------------------------------------------------------------
                            (PLEASE PRINT OR TYPE)

Full Title
----------------------------------------------------------------------------

Name of Firm
----------------------------------------------------------------------------

Address
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                     ZIP CODE
Area Code and
Telephone Number
----------------------------------------------------------------------------

Dated:                , 1997

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a participant in a Medallion Signature Guarantee Program or any other "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal, must be received by the Depositary, at one of the addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the Share Certificates evidencing all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in
Section 3 of the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

   4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Share Certificates listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to or Share Certificates evidencing Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

   6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Share Certificates evidencing tendered Shares are registered in the name of any person other than the person (s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

   7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent and/or any Share Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at any of the Book-Entry Transfer Facilities as such shareholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

   8. Request for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent or the Dealer Manager at the telephone numbers and address set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company.

   9. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

   10. Substitute Form W-9. The tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's Social Security Number or Employer Identification Number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering shareholder is subject to backup withholding, he or she must cross out item
(2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

   11. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a Share Certificate whose certificate(s) has been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box on this Letter of Transmittal and (ii) complete and return to the Depositary any additional documentation, including the posting of any indemnity bond, requested by the Depositary. If required by Purchaser, the holder will be required to post a bond in such reasonable amount as Purchaser may direct as indemnity against any claim that may be made against Parent, Purchaser or any of their respective affiliates with respect to such certificate(s).

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY, TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                          IMPORTANT TAX INFORMATION

   Under federal tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

   Certain shareholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder is exempt from backup withholding, (2) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

   The shareholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in
Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

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


                   PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS DEPOSITARY

SUBSTITUTE                      PART I--PLEASE PROVIDE YOUR TIN IN THE BOX  ----------------------------
FORM W-9                        AT RIGHT AND CERTIFY BY SIGNING AND DATING         Social Security
DEPARTMENT OF THE TREASURY      BELOW.                                                   or
INTERNAL REVENUE SERVICE        --------------------------------------------   Employer Identification
                                NAME (Please Print)                                    Number
                                -------------------------------------------- ----------------------------
                                ADDRESS                                        (If awaiting TIN write
                                --------------------------------------------       "Applied For")
                                CITY              STATE              ZIP CODE

PAYOR'S REQUEST FOR             PART II--For Payees NOT subject to backup withholding, see the enclosed
TAXPAYER IDENTIFICATION         Guidelines for Certification of Taxpayer Identification Number on
NUMBER (TIN)                    Substitute Form W-9 and complete as instructed therein.
AND CERTIFICATION               CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                1.    The number shown on this form is my correct Taxpayer
                                      Identification Number (or I am waiting for a number to be issued to me); and
                                2.    I am not subject to backup withholding because either (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                ------------------------------------------------------------------------
                                CERTIFICATION INSTRUCTIONS --You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.
                                However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                (Also see instructions in the enclosed Guidelines.)
----------------------------------------------------------------------------------------------------------
Signature:                            Dated:                 , 1997
          -------------------------         ----------------
----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

--------------------------------                      ------------------------
       Signature(s):                                           Dated:
 ----------------------------------------------------------------------------

   The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or his broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:
                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

              By Hand:                    By Overnight Courier:                    By Mail:
      120 Broadway -13th Floor         Mail Drop Reorg. Department              P.O. Box 3301
         New York, NY 10271                 85 Challenger Road            South Hackensack, NJ 07606
  Attn: Reorganization Department       Ridgefield Park, NJ 07660      Attn: Reorganization Department

                              Other information
                                 By Facsimile
                      (for eligible institutions only):
                                (201) 329-8936
                     Confirm facsimile by telephone only:
                                (201) 296-4860

   Any questions or requests for assistance or additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

                   The Information Agent for the Offer is:


                       [MACKENZIE PARTNERS, INC. LOGO]
                               156 Fifth Avenue
                              New York, NY 10010
                        (212) 929-5500 (call collect)
                                      or
                        CALL TOLL FREE: (800) 322-2885